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                                                                      Exhibit 21

SUBSIDIARIES OF HOUSEHOLD INTERNATIONAL, INC.
- ---------------------------------------------

As of December 31, 1993 the following subsidiaries were directly or indirectly owned by the Registrant. Certain subsidiaries which in the aggregate do not constitute significant subsidiaries may be omitted.

                                                                                                    %
                                                                                                    Voting
                                                                                                    Stock
                                                                             Organized              Owned
                                                                             Under                  By
Names of Subsidiaries                                                        Laws of:               Parent
- ---------------------                                                        ---------              ------
Hamilton Investments, Inc.                                                   Delaware               100%
 Alpha Source Asset Management, Inc.                                         Delaware               100%
 Craig-Hallum Corporation                                                    Delaware               100%
 Craig-Hallum, Inc.                                                          Minnesota              100%
 ProValue Investments, Inc.                                                  Delaware               100%
Household Bank, f.s.b                                                        U.S.                   100%
 Household Affinity Funding Corporation                                      Delaware               100%
 Household Bank (SB), N.A.                                                   U.S.                   100%
 Household Home Title Services, Inc.                                         California             100%
 Household Investment Services, Inc.                                         California             100%
  Household Insurance Services, Inc.                                         Illinois               100%
 Housekey Financial Corporation                                              California             100%
  Associations Service Corporation                                           Indiana                100%
  Household Mortgage Services, Inc.                                          Delaware               100%
  Security Investment Corporation                                            Maryland               100%
Household Credit Services, Inc.                                              Delaware               100%
Household Finance Corporation                                                Delaware               100%
 HFC Funding Corporation                                                     Delaware               100%
 HFS Funding Corporation                                                     Delaware               100%
 Household Bank (Nevada), N.A.                                               U.S.                   100%
 Household Card Services, Inc.                                               Nevada                 100%
  Household Bank (Illinois), N.A.                                            U.S.                   100%
 Household Finance Receivables Corporation I                                 Delaware               100%
 Household Finance Receivables Corporation II                                Delaware               100%
 Household Financial Services, Inc.                                          Delaware               100%
 Household Group, Inc.                                                       Delaware               100%
  Alexander Hamilton Insurance Company of America                            Illinois               100%
  Alexander Hamilton Life Insurance Company of America                       Michigan               100%
  Alexander Hamilton Capital Management, Inc.                                Michigan               100%
  Alexander Hamilton Insurance Agency, Inc.                                  Michigan               100%
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
                                                                                                    %
                                                                                                    Voting
                                                                                                    Stock
                                                                             Organized              Owned
                                                                             Under                  By
Names of Subsidiaries                                                        Laws of:               Parent
- ---------------------                                                        ---------              ------
   Alexander Hamilton Life Insurance Co. of America                          Arizona                100%
   First Alexander Hamilton Life Insurance Co.                               New York               100%
   Hamilton National Life Insurance Company                                  Michigan               100%
  Cal-Pacific Services, Inc.                                                 California             100%
  Household Business Services, Inc.                                          Delaware               100%
 Household Capital Markets, Inc.                                             Delaware               100%
  Household Commercial Financial Services, Inc.                              Delaware               100%
   Business Realty Inc.                                                      Delaware               100%
    Business Lakeview, Inc.                                                  Delaware               100%
    Capital Graphics, Inc.                                                   Delaware               100%
   HCFS Business Equipment Corporation                                       Delaware               100%
    HFC Commercial Realty, Inc.                                              Delaware               100%
     Center Realty, Inc.                                                     Delaware               100%
     Com Realty, Inc.                                                        Delaware               100%
     G.C. Center, Inc.                                                       Delaware               100%
    Land of Lincoln Builders, Inc.                                           Illinois               100%
   HFC Leasing, Inc.                                                         Delaware               100%
    First HFC Leasing Corporation                                            Delaware               100%
    Second HFC Leasing Corporation                                           Delaware               100%
    Valley Properties Corporation                                            Tennessee              100%
    Fifth HFC Leasing Corporation                                            Delaware               100%
    Sixth HFC Leasing Corporation                                            Delaware               100%
    Seventh HFC Leasing Corporation                                          Delaware               100%
    Eighth HFC Leasing Corporation                                           Delaware               100%
    Tenth HFC Leasing Corporation                                            Delaware               100%
    Eleventh HFC Leasing Corporation                                         Delaware               100%
    Thirteenth HFC Leasing Corporation                                       Delaware               100%
    Fourteenth HFC Leasing Corporation                                       Delaware               100%
    Seventeenth HFC Leasing Corporation                                      Delaware               100%
    Nineteenth HFC Leasing Corporation                                       Delaware               100%
    Twenty-second HFC Leasing Corporation                                    Delaware               100%
    Twenty-sixth HFC Leasing Corporation                                     Delaware               100%
    Beaver Valley, Inc.                                                      Delaware               100%
    Hull 752 Corporation                                                     Delaware               100%
    Hull 753 Corporation                                                     Delaware               100%
    Third HFC Leasing Corporation                                            Delaware               100%
     Macray Corporation                                                      California             100%
    Fourth HFC Leasing Corporation                                           Delaware               100%
     Pargen Corporation                                                      California             100%
    Fifteenth HFC Leasing Corporation                                        Delaware               100%
     Hull Fifty Corporation                                                  Delaware               100%
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
                                                                                                    %
                                                                                                    Voting
                                                                                                    Stock
                                                                             Organized              Owned
                                                                             Under                  By
Names of Subsidiaries                                                        Laws of:               Parent
- ---------------------                                                        ---------              ------
   Household Capital Investment Corporation                                  Delaware               100%
    B&K Corporation                                                          Michigan                94%
   Household Commercial of California, Inc.                                  California             100%
    Amstelveen FSC Ltd.                                                      Bermuda                 99%
    Night Watch FSC Ltd.                                                     Bermuda                100%
    Overseas Leasing Two FSC, Ltd.                                           Bermuda                 99%
    Overseas Leasing Four FSC, Ltd.                                          Bermuda                 99%
    Overseas Leasing Five FSC, Ltd.                                          Bermuda                 99%
   Omni Products International, Inc.                                         Rhode Island           100%
    Omni World Trading Company H.K. Ltd.                                     Hong Kong               99%
    OPI, Inc.                                                                Virginia               100%
 Household Finance Consumer Discount Company                                 Pennsylvania           100%
 Household Finance Corporation II                                            Delaware               100%
 Household Finance Corporation of Alabama                                    Alabama                100%
 Household Finance Corporation of California                                 Delaware               100%
 Household Finance Corporation of Nevada                                     Delaware               100%
 Household Finance Realty Corporation of New York                            Delaware               100%
 Household Finance Industrial Loan Company                                   Washington             100%
 Household Finance Realty Corporation of Nevada                              Delaware               100%
  Household Finance Corporation III                                          Delaware               100%
   Household Realty Corporation                                              Delaware               100%
    Overseas Leasing One FSC, Ltd.                                           Bermuda                100%
  Household Retail Services, Inc.                                            Delaware               100%
   HRSI Funding, Inc.                                                        Nevada                 100%
 Household Financial Center Inc.                                             Tennessee              100%
 Household Group Australia, Inc.                                             Delaware               100%
  HFC of Australia, Ltd.                                                     Victoria               100%
   HFC Financial Services, Ltd.                                              NewSouthWales          100%
    BFC Finance Limited                                                      Victoria               100%
     East Rock Finance Corporation Pty. Ltd.                                 Victoria               100%
    Heritage General Insurance Ltd.                                          NewSouthWales          100%
    Heritage Life Insurance Ltd.                                             NewSouthWales          100%
     HFC Leasing Ltd.                                                        NewSouthWales          100%
    Household Building Society                                               Tasmania               100%
    Inter City Lease Management Pty. Ltd.                                    NewSouthWales          100%
    KeyJade Pty. Ltd.                                                        NewSouthWales          100%
 Household Industrial Finance Company                                        Minnesota              100%
 Household Industrial Loan Co. of Kentucky                                   Kentucky               100%
 Household Insurance Agency, Inc.                                            Nevada                 100%
 Household Recovery Services Corporation                                     Delaware               100%
 Household Relocation Management, Inc.                                       Illinois               100%
 Mortgage One Corporation                                                    Delaware               100%
 Mortgage Two Corporation                                                    Delaware               100%





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
                                                                                                    %
                                                                                                    Voting
                                                                                                    Stock
                                                                             Organized              Owned
                                                                             Under                  By
Names of Subsidiaries                                                        Laws of:               Parent
- ---------------------                                                        ---------              ------
 Sixty-First HFC Leasing Corporation                                         Delaware               100%
Household Bank, N.A.                                                         U.S.                   100%
Household Receivables Funding Corporation                                    Nevada                 100%
 Household Receivables Funding Corporation II                                Delaware               100%
 Household Receivables Funding, Inc.                                         Delaware               100%
Household Financial Group, Ltd.                                              Delaware               100%
Household Global Funding, Inc.                                               Delaware                78%
 Household International (U.K.) Limited                                      U.K.                   100%
  D.L.R.S. Limited                                                           Cheshire               100%
  HFC Bank plc                                                               U.K.                   100%
  Hamilton Life Assurance Co. Limited                                        U.K.                   100%
  Hamilton Insurance Co. Limited                                             U.K.                   100%
  Hamilton Financial Planning Services Limited                               U.K.                   100%
  HFC Pension Plan Limited                                                   England                100%
  Household Funding Limited                                                  U.K.                   100%
  Household Investments Limited                                              England/Wales          100%
  Household Leasing Limited                                                  England                100%
  Household Management Corporation Limited                                   England/Wales          100%
  Household Overseas Limited                                                 England                100%
   Household International Netherlands, B.V.                                 Netherlands            100%
 Household Financial Corporation Limited                                     Ontario                100%
  Auto League of North America Limited                                       Canada                 100%
  HFC of Canada                                                              Canada                 100%
  Household Realty Corporation Limited                                       Ontario                100%
  Household Trust Company                                                    Canada                 100%
  Merchant Retail Services Limited                                           Ontario                100%
Household Reinsurance Ltd.                                                   Bermuda                100%
Land of Lincoln Real Estate, Ltd.                                            Illinois               100%
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